                                                                    EXHIBIT 99.3

BANC ONE CREDIT CARD MASTER TRUST - SUMMARY REPORT
Series 1996-A

Distribution Date of:                                       15-Jun-01
Determined as of:                                           11-Jun-01
For the Monthly Period Ending:                              31-May-01
Days in Interest Period (30/360)                                   30
Days in Interest Period (Actual/360)                               31

                                                            Beginning           Ending              Change
                                                            ---------           ------              ------
Pool Balance (Principal)                                    3,556,710,510.44    3,517,512,398.97    (39,198,111.47)
Excess Funding Account                                                  0.00                0.00              0.00

Invested Amount                                               500,000,000.00      500,000,000.00              0.00
Class A Invested Amount                                       465,000,000.00      465,000,000.00              0.00
Class B Invested Amount                                        35,000,000.00       35,000,000.00              0.00

Principal Funding Account                                               0.00                0.00              0.00

Adjusted Invested Amount                                      500,000,000.00      500,000,000.00              0.00
Class A Adjusted Invested Amount                              465,000,000.00      465,000,000.00              0.00
Class B Adjusted Invested Amount                               35,000,000.00       35,000,000.00              0.00
Enhancement Invested Amount                                             0.00                0.00              0.00

Reserve Account                                                         0.00                0.00              0.00

Available Cash Collateral Amount                               50,000,000.00       50,000,000.00              0.00
Available Shared Collateral Amount                             50,000,000.00       50,000,000.00              0.00
Spread Account                                                  5,000,000.00        5,000,000.00              0.00

Servicing Base Amount                                         500,000,000.00      500,000,000.00              0.00

Allocation Percentages
----------------------

Floating Allocation Pct                                               14.06%
Principal Allocation Pct                                              14.06%
Class A Floating Pct                                                  93.00%
Class B Floating Pct                                                   7.00%
Class A Principal Pct                                                 93.00%
Class B Principal Pct                                                  7.00%


                                                                  Series
Allocations                                  Trust                1996-A              Class A           Class B
-----------                             --------------------------------------------------------------------------
Principal Collections                   400,138,671.83         56,251,228.58       52,313,642.61      3,937,585.97

Finance Charge Collections               60,854,151.35          8,554,836.14        7,955,997.63        598,838.51
PFA Investment Proceeds                       N/A                       0.00                0.00              0.00
Reserve Account Draw                          N/A                       0.00                0.00              0.00
  Less: Servicer Interchange                                      520,833.33          484,375.00         36,458.33
                                                               -------------       -------------      ------------
Available Funds                                                 8,034,002.81        7,471,622.63        562,380.18

Monthly Investor Obligations
----------------------------
Monthly Interest                                                1,873,454.87        1,738,809.38        134,645.49
Monthly Servicing Fee                                             104,166.67           96,875.00          7,291.67
Defaulted Amounts                        24,621,246.54          3,461,238.48        3,218,951.78        242,286.70
                                                               -------------       -------------      ------------
Total Obligations                                               5,438,860.02        5,054,636.16        384,223.86

Excess Spread                                                   2,837,429.49        2,416,986.47        420,443.02
Required Amount                                                         0.00                0.00              0.00

1 Mo. Libor Rate                             4.122500%
----------------

Cash Collateral Account
-----------------------
Cash Collateral Fee                                                                    26,909.72
Interest on CCA Draw                                                                        0.00
                                                                                       ---------
Monthly Cash Collateral Fee                                                            26,909.72

BANC ONE CREDIT CARD MASTER TRUST - SUMMARY REPORT
Series 1996-A

Cash Collateral Account (continued)
-----------------------------------
Quarterly Excess Spread Percentage                                                         6.73%
Principal Payment Rate - 3 month average                                                  11.24%
Calculated Current Month's Spread Account Cap                                              1.00%
Spread Account Cap Adjustment                                                              0.00%
Applicable Spread Account Cap Percentage                                                   1.00%
Beginning Cash Collateral Amount                                                   50,000,000.00
Required Cash Collateral Amount                                                    50,000,000.00
Cash Collateral Account draw                                                                0.00
Cash Collateral Account Surplus                                                             0.00
Beginning Spread Account Balance                                                    5,000,000.00
Required Spread Account Amount                                                      5,000,000.00
Required Spread Account Draw                                                                0.00
Required Spread Account Deposit                                                             0.00
Spread Account Surplus                                                                      0.00

Monthly Principal & Controlled Deposit Amount
---------------------------------------------
Month of Accumulation                                                                          0
Controlled Accumulation Amount                                                     46,500,000.00
Required PFA Balance                                                                        0.00
Beginning PFA Balance                                                                       0.00
Controlled Deposit Amount                                                                   0.00
Available Investor Principal Collections                                           59,712,467.06
Principal Shortfall                                                                         0.00
Shared Principal to Other Series                                                   59,712,467.06
Shared Principal from Other Series                                                          0.00
Class A Monthly Principal                                                                   0.00
Class B Monthly Principal                                                                   0.00
Monthly Principal                                                                           0.00
PFA Deposit                                                                                 0.00
PFA Withdrawl                                                                               0.00
Ending PFA Balance                                                                          0.00
Principal to Investors                                                                      0.00
Ending Class A Invested Amount                                                    465,000,000.00
Ending Class B Invested Amount                                                     35,000,000.00

Class A Accumulation Period Length
----------------------------------
Min 12 Month Historical Prin Pmt Rate                                                      9.97%
Revolving Investor Interest                                                       500,000,000.00
Class A Invested Amount                                                           465,000,000.00
Available Principal                                                                49,833,386.79
Class A Accumulation Period Length                                                            10

Reserve Account
---------------
Available Reserve Account Amount                                                            0.00
Covered Amount                                                                              0.00
Reserve Draw Amount                                                                         0.00
Portfolio Yield                                                                           12.84%
Reserve Account Factor                                                                    83.33%
Portfolio Adjusted Yield                                                                   6.18%
Reserve Account Funding Period Length                                                          3
Reserve Account Funding Date                                                           15-Mar-02
Weighted Average Coupon                                                                    4.50%
Required Reserve Account Amount                                                             0.00
Reserve Account Surplus                                                                     0.00
Required Reserve Account Deposit                                                            0.00
Portfolio Yield - 3 month average                                                         13.39%
Base Rate - 3 month average                                                                7.11%
(Portfolio Yield 3 mo avg) - (Base Rate 3 mo avg)                                          6.28%

* Note: For purposes of reporting balances, beginning refers to the balances as of the distribution date in the current Monthly Period, and ending refers to the balances as of the upcoming Distribution Date. The Floating Allocation Percentage is based on the Adjusted Invested Amount as of the last day of the Monthly Period preceding the current Monthly Period.